                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
                 Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                             NETWORK SIX, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                 April 27, 2001

Dear Stockholder:

    The annual meeting of the stockholders of Network Six, Inc., will be held on Wednesday, August 15, 2001 at 3:00 p.m. at the Crowne Plaza Hotel at the Crossings, Warwick, Rhode Island, 02886.

    Please sign and return the enclosed proxy at your earliest convenience indicating on the bottom of the proxy if you plan to attend the meeting in person.

    The following material is enclosed for your review and action:

       -   Notice of the Annual Meeting

       -   Proxy Statement

       -   Proxy

       -   Return Envelope

       -   Chairman's Letter to Stockholders

       -   Annual Report (Securities and Exchange Form 10-K)

    We hope to see you at the annual meeting. Thank you for your support of Network Six, Inc.

                                          Sincerely,
                                          Kenneth C. Kirsch
                                          Chairman, President and Chief
                                          Executive Officer

                               NETWORK SIX, INC.
                               475 KILVERT STREET
                               WARWICK, RI 02886
                                 (401) 732-9000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 15, 2001

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("the Meeting") of Network Six, Inc., (the "Company"), will be held at 3:00 p.m. local time on August 15, 2001, at the Crowne Plaza Hotel at the Crossings, 801 Greenwich Avenue, Warwick, Rhode Island, for the following purposes:

    1. To elect the following Directors of the Company: Kenneth C. Kirsch; Donna J. Guido; Henry N. Huta; and Edward J. Braks.

    2. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on June 29, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof.

    The accompanying Proxy Statement contains information regarding matters to be considered at the Meeting. For the reasons outlined therein, the Board of Directors recommends a vote "FOR" the matters being voted upon.

    YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. IF YOU ARE UNABLE TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED.

                                          By Order of the Board of Directors,
                                          Kenneth C. Kirsch
                                          Chairman, President and Chief
                                          Executive Officer

Warwick, Rhode Island
April 27, 2001

                               NETWORK SIX, INC.

                                PROXY STATEMENT
                                    FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is furnished to the holders of the Common Stock and the holder of the Series A Convertible Preferred Stock ("Convertible Preferred Stock") of Network Six, Inc., (the "Company"), in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used in voting at the Annual Meeting of Stockholders to be held on August 15, 2001, and any adjournments or postponement thereof (the "Meeting").

    The enclosed proxy is for use at the Meeting if the stockholder will not be able to attend in person. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy may also be revoked by any stockholder present at the Meeting who expresses a desire to vote his shares in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made the proxies will be voted:

    1. To elect the following Directors of the Company: Kenneth C. Kirsch; Donna J. Guido; Henry N. Huta; and Edward J. Braks.

    2. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

    Only the holders of Common Stock and Convertible Preferred Stock of record at the close of business on June 29, 2001 will be entitled to vote at the Meeting. On March 31, 2001, 816,991 shares of Common Stock and 714,285.71 shares of Convertible Preferred Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Meeting. Holders of shares of Preferred Stock are entitled to one vote for every four shares held by them on each matter to be voted upon at the Meeting. A majority of shares entitled to vote is required to be represented at the Meeting to constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and subject the Company to additional expense. It is the Company's policy to count abstentions and broker non-votes for purposes of determining the presence of a quorum at the Meeting and to disregard abstentions and broker non-votes in determining results on proposals requiring a majority vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others, usually because he does not have the authority to do so.

    The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, or by telephone, facsimile transmission or other means of communication. The Company will request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

    The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 27, 2001.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The first proposal for stockholder consideration is election of the nominees shown below as Directors of Network Six, Inc. to serve until the next annual meeting of the Company.

    The four nominees are elected by the affirmative vote of a majority of the Common Stock entitled to vote thereon, represented by person or proxy, at the Annual Meeting when a quorum is present. The holders of the Convertible Preferred Stock are entitled to vote as a class for the election of two additional Directors. The holders of Convertible Preferred Stock have indicated their intention to elect Owen S. Crihfield and Thomas J. Berardino to the Board of Directors.

    Each of the nominees for Director is presently a Director of the Company. Each has consented to being named a nominee in this Proxy Statement and has agreed to serve as a Director if elected at the Meeting. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR ELECTION AS DIRECTORS.

NOMINEES

    The following sets forth, as of the date hereof, information concerning the four nominees for election as Directors of the Company.

    KENNETH C. KIRSCH. Mr. Kirsch, 47, has been a Director since December 1995 when he was named President of the Company. Mr. Kirsch was appointed Chief Executive Officer in April 1996 and was elected Chairman in January 1996 by the Board of Directors. From August 1995 until December 1995, he served as Vice President of Sales and Marketing for the Company. From February 1994 until August 1995, Mr. Kirsch was Vice Chairman and Chief Operating Officer of VideoBridge International Corp., a videoconferencing services company. From
May 1983 until February 1994, Mr. Kirsch held a number of senior management positions at GTECH Corporation, the leading supplier of on-line lottery systems to state and federal governments worldwide.

    DONNA J. GUIDO. Ms. Guido, 45, was appointed to the Board in March 2000. Ms. Guido is currently Vice President of Information Systems for the Company, a position she has held since February 1997. From April 1996 until February 1997, Ms. Guido held the position of Senior Consultant with the Company.

    HENRY N. HUTA. Mr. Huta, 53, was appointed to the Board in March 2000. Mr. Huta, a Certified Public Accountant, is currently President of BIW Tamaqua Cables, a position he has held since March 1999. From October 1997 to March 1999, Mr. Huta was President of BTR Thermal Sensors and Controls. From November 1986 to February 1997, Mr. Huta was President and CEO of Wahlco Environmental Systems, Inc.

    EDWARD J. BRAKS. Mr. Braks, 58, was appointed to the Board in March 2000. Mr. Braks, a Certified Public Accountant, is Chief Financial Officer and Chair of the Management Committee of Paul Arpin Van Lines, a privately-held company based in West Warwick, Rhode Island, where he has worked since January 1995.

OTHER DIRECTORS AND OFFICERS

    BOARD MEMBERS ELECTED BY PREFERRED STOCKHOLDER

    THOMAS J. BERARDINO, 60, Managing Director, Saugatuck Capital Company. Mr. Berardino joined Saugatuck Capital Company in July 1998 through the merger of Saugatuck Associates, Inc. and Meridian Capital Management, a merchant bank which Mr. Berardino co-founded in 1992.

    OWEN S. CRIHFIELD, 48, has been a partner with Hamilton Robinson LLC since June 2000. Prior to joining Hamilton Robinson in June 2000, Mr. Crihfield has been a General Partner of Saugatuck Capital Company since 1986.

    OTHER OFFICERS

    JAMES J. FERRY, 46, Vice President of Finance and Administration, Chief Financial Officer and Treasurer since November 1999. Mr. Ferry was Vice President of Finance and Administration at Invensys Thermal Systems (formerly BTR Thermal Sensors and Controls) from January 1997 to November 1999 and Vice President and Chief Financial Officer of Fenwal Electronics, Inc. from October 1992 until January 1997.

CERTAIN BOARD INFORMATION

    Since last year's annual meeting of stockholders on May 24, 2000, the Board of Directors has held seven meetings. All Directors attended all such meetings or approved all the actions of the Board of Directors. All Directors attended all meetings of Board committees of which they were members.

    The Board of Directors has three committees: (i) the Audit Committee;
(ii) the Compensation and Option Committee; and (iii) the Special Committee. The Board has no nominating committee, as the Board as a whole reviews qualifications and recommends to the stockholders the election of Directors of the Company.

    AUDIT COMMITTEE. The Audit Committee provides assistance to the corporate Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. Its members are Messrs. Braks (Chairperson), Huta and Berardino. The Committee is responsible for reviewing and evaluating the Company's accounting and financial reporting practices; recommending the firm to be appointed as independent accountants; reviewing the Company's interim and year-end operating results; reviewing the scope and results of the audit; and reviewing any non-audit services to be performed by the firm of independent accountants and considering the effect of such performance on the accountants' independence.

    COMPENSATION AND OPTION COMMITTEE. The Compensation and Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all executive officers of the Company. Its members are Messrs. Huta (Chairperson), Braks and Crihfield. It held two meetings since last year's Annual Meeting of Stockholders attended by each of its members.

    SPECIAL COMMITTEE. The Special Committee was established by the Board of Directors on January 29, 2001 to review and advise the full Board of Directors with respect to (i) the rights, privileges and dividends of the Company's Series A Convertible Preferred Stock; and (ii) strategic alternatives available to the Company to maximize stockholder value. Its members are Henry N. Huta and Edward J. Braks. The Special Committee held two meetings since its inception on January 29, 2001 attended by each of its members.

AUDIT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

    None.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee is composed of three directors and operates under a written charter approved by the Board of Directors that is reviewed at least annually by the Committee. The Committee recommends to the Board of Directors the selection of the Company's outside accountants, currently Sansiveri, Kimball & McNamee, L.L.P.

    Management is responsible for the Company's internal controls and the financial reporting process. The outside accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    In this context, the Committee met five times since last year's annual meeting. The Committee met three times prior to issuing the Company's quarterly reports on Form 10-Q for the second and third quarters of 2000 as well as the first quarter of 2001. The Committee also met in December 2000 with the Company's outside auditors and management to discuss plans for the year-end audit and met in March 2001 to review the financial statements for the year ended December 31, 2000. At the March 2001 meeting, management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the financial statements with management and Sansiveri, Kimball & McNamee, L.L.P. The Committee also discussed with Sansiveri,
Kimball & McNamee, L.L.P. matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees) including their judgments about the quality of the Company's accounting principles, estimates and financial statements.

    The Committee was provided the written disclosures required by Independence Standards Boards Standard No. 98-1 (Independence Discussions with Audit Committees) by Sansiveri, Kimball & McNamee, L.L.P. and discussed their independence with them.

    Based on the Committee's discussion with management and Sansiveri, Kimball & McNamee, L.L.P. and the Committee's review of the representation of management and the report of Sansiveri, Kimball & McNamee, L.L.P. to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          The Audit Committee,
                                          Edward J. Braks, Chairman
                                          Henry N. Huta
                                          Thomas J. Berardino

                REPORT OF THE COMPENSATION AND OPTION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT") THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT OF THE COMPENSATION AND OPTION COMMITTEE AND PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

    The Board of Directors established the Compensation and Option Committee on October 13, 1993 and gave the Committee final decision-making authority with respect to stock options on March 23, 1994.

    The principal duties of the Compensation and Option Committee are to:
(i) establish the executive compensation policies of the Company; (ii) oversee the design and administration of executive officer compensation programs;
(iii) approve specific compensation decisions with respect to executive officers; and (iv) administer stock option programs. The Compensation and Option Committee offers the following report concerning compensation.

    GUIDING PRINCIPLES. The Company applies a consistent philosophy to compensation for all employees, including senior management. In all cases, the Company is committed to maximizing stockholder value and as part of that commitment seeks to align the financial interests of all its employees with those of its stockholders. The Company provides executive compensation that is designed to attract and retain highly qualified and seasoned executive officers from the systems integration industry. To ensure that compensation is competitive, the Company compares its pay practices with those of comparable companies. The Compensation and Option Committee administers an executive compensation program that has been crafted in accordance with these guiding principles. It consists of two elements: annual compensation and long-term stock compensation.

    ANNUAL COMPENSATION. Total annual compensation is comprised of two parts: base salary and annual incentive bonus. Both parts are targeted to provide compensation equivalent to that provided by similar companies. Total compensation also reflects the executive's experience, sustained performance and corporate or operating unit performance. Annual incentive bonuses increase or decrease both with Company and individual performance and with the achievement of annual financial and strategic goals established by the Company.

    LONG-TERM STOCK COMPENSATION. The Company's long-term stock compensation includes stock option programs and stock purchase plans. These programs provide for the retention of key employees as well as the alignment of employees' and stockholders' financial interests since a substantial portion of potential compensation is realized only through increases in stock price.

    CEO COMPENSATION. Generally, the Company compensates its Chief Executive Officer in accordance with the same guiding principles applied to its compensation of other executive officers and employees. In January 1999, the Company entered into an employment agreement with Kenneth C. Kirsch, the Company's Chief Executive Officer that governs his compensation through December 2001. For 2000, the Company paid Mr. Kirsch a base salary of $187,500, and an incentive cash bonus of $43,531. In 1998, as part of Mr. Kirsch's 1997 incentive compensation, the Board of Directors gave Mr. Kirsch the choice of receiving either $50,000 in cash or a non-qualified option to purchase 50,000 shares of the Company's Common Stock at $4.50 per share, subject to the Company's stockholders approval and the approval of the Company's Preferred Shareholder, Saugatuck Capital Company Limited Partnership III ("Saugatuck"), as required in Saugatuck's Agreement with the Company dated

October 29, 1992, as amended. In 1999, the Company's stockholders voted in favor of this option grant, but Saugatuck did not approve the award. In early 2000, Mr. Kirsch elected to receive the $50,000 in cash.

    The incentive bonus granted to Mr. Kirsch for his performance in 2000 was based upon his meeting certain performance objectives set by the Company's Compensation and Option Committee. Mr. Kirsch was eligible, per his employment agreement, to receive up to 125% of his base pay if he met 100% of his objectives. The Compensation and Option Committee of the Board of Directors determined that Mr. Kirsch met 18.6% of his objectives in 2000. Mr. Kirsch's 2000 total salary and bonus decreased from 1999 due to a lower attainment of bonus objectives. The Committee considers the total compensation paid to Mr. Kirsch to be appropriate and consistent with the compensation received by similarly performing CEOs in comparable companies within the information technology industry.

                                          The Compensation and Option Committee,

                                          Henry N. Huta, Chairman
                                          Edward J. Braks
                                          Owen S. Crihfield

          PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

    The Company's outstanding voting securities consist of its Common Stock and Convertible Preferred Stock, which vote together as a single class on most matters. The following table sets forth certain information, as of December 31, 2000, concerning beneficial ownership of the Company's voting securities by
(i) each person who is known by the Company to be the beneficial owner of more than 5% of such voting securities, (ii) each director of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group. The Company believes that the beneficial owners of the voting securities listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable and the information contained in the footnotes to the table below.

                                                                               SHARES         TOTAL
                                          CONVERTIBLE PREFERRED                 UNDER         SHARES
                                           STOCK BENEFICIALLY      SHARES    EXERCISABLE   BENEFICIALLY   PERCENTAGE OF
NAME OF BENEFICIAL OWNER                        OWNED(1)          OWNED(1)   OPTIONS(1)      OWNED(1)     VOTING STOCK
------------------------                  ---------------------   --------   -----------   ------------   -------------
Saugatuck Capital Company (2)...........           714,286(3)          --           --       178,572           18%
  Limited Partnership III
  One Canterbury Green
  Stamford, CT 06901

Saugatuck Associates II (2).............                --             --        5,000         5,000            *
  One Canterbury Green
  Stamford, CT 06901

Alliance Capital Investment Corp. (4)...                --         85,506           --        85,506            8%
  125 West Shore Road
  Huntington, NY 11743

Jericho Capital Corp. SEP f/b/o (4).....                --         11,000           --        11,000            1%
  Kenneth Greene
  125 West Shore Road
  Huntington, NY 11743

Henry N. Huta...........................                --             --        5,000         5,000            *
  50 Princess Pine Drive
  East Greenwich, RI 02818

Edward J. Braks.........................                --             --        5,000         5,000            *
  18 Eagle Drive
  North Kingstown, RI 02852

Owen S. Crihfield.......................                --             --        5,000         5,000            *
  6 Ledge Road
  Greenwich, CT 06870

Kenneth C. Kirsch (5)...................                --         53,885       43,750        97,635            9%

Donna Guido (5) (6).....................                --         14,600       22,500        37,100            4%

James J. Ferry (5) (6)..................                --             --           --         1,500            *
Executive Officers and Directors
  Group (6 persons).....................                --         68,485       81,250       151,235           14%

--------------------------

*   Less than 1%

(1) Includes shares issuable upon the exercise of options that were exercisable as of December 31, 2000 or became exercisable within 60 days of that date. Four shares of the Convertible Preferred Stock converts into one share of Common Stock.

(2) Saugatuck Associates II, Inc. is the investment advisor to Saugatuck Capital Company Limited Partnership III.

(3) Constitutes 100% of the issued and outstanding Convertible Preferred Stock.

(4) The number of shares indicated is based on Schedule 13D, dated December 28, 2000 as amended on January 23, 2001, which was filed jointly by Alliance Capital Investment Corp. ("Alliance"), Stacie Greene, Jericho Capital Corp. SEP F/B/O Kenneth Greene ("Jericho") and Kenneth Greene. According to that filing, Ms. Greene is the President and sole executive officer of Alliance and shares power with Alliance to vote or direct the vote and to dispose of or direct the disposition of shares of Company stock owned by Alliance. Also, according to that filing, Mr. Greene is sole beneficiary of Jericho and shares power with Jericho to vote or direct the vote and to dispose of or direct the disposition of shares of Company stock owned by Jericho.

(5) The business address of Mr. Kirsch, Ms. Guido and Mr. Ferry is 475 Kilvert Street, Warwick, Rhode Island 02886.

(6) These shares are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person individually and by the group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. It excludes shares issuable upon the exercise of stock options that are not currently vested but will vest over a three-year period through 2001. The excluded shares are as follows: Ms. Guido--6,875 and Mr. Ferry--19,500.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table discloses compensation received by the persons serving as the Company's Chief Executive Officer and the next three most highly paid executive officers (the "Named Executive Officers") for each of the three years ended December 31, 2000.

                                                                                       LONG TERM
                                                 ANNUAL COMPENSATION              COMPENSATION AWARDS
                                        -------------------------------------   ------------------------
                                                                 OTHER ANNUAL    RESTRICTED                 ALL OTHER
                                                       CASH      COMPENSATION       STOCK       OPTIONS/   COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR     SALARY($)   BONUSES($)       ($)        AWARDS ($)(1)   SARS(#)       ($)(2)
---------------------------  --------   ---------   ----------   ------------   -------------   --------   ------------
Kenneth C. Kirsch..........    2000      187,500       43,531            --            --            --        9,847
  Chairman, President          1999      177,500      105,390            --            --            --       11,188
  Chief Executive Officer      1998      160,000      110,000            --            --        18,750        4,530

Donna J. Guido.............    2000      130,208       26,350            --            --         5,000        8,750
  Vice President,              1999      119,167       33,125            --            --            --           --
  Information Systems          1998      109,167       21,565            --        21,560         7,500           --

James J. Ferry (3).........    2000      120,750       20,000            --            --        15,000        5,400
  Vice President of Finance    1999       10,923           --            --            --         6,000          450
  and Administration,          1998           --           --            --            --            --           --
  Chief Financial Officer,
  Treasurer and Secretary

Samara H. Navarro (4)......    2000       86,218        4,125            --            --            --        4,500
  Vice President,              1999      127,025           --            --            --        15,000       11,000
  Government Services          1998           --           --            --            --            --           --

------------------------

(1) The restricted stock is subject to forfeiture under certain conditions. Forfeiture provisions lapse gradually over a three-year period. The stock price as reported by the NASDAQ SmallCap Market on December 31, 1998 was used to determine the number of shares issued to Ms. Guido.

(2) Amounts listed under All Other Compensation for Mr. Kirsch consist of automobile lease payments and life insurance policy premiums. Ms. Guido's, Mr. Ferry's and Dr. Navarro's All Other Compensation represents car allowances.

(3) Mr. Ferry joined the Company effective November 29, 1999.

(4) Dr. Navarro joined the Company effective January 27, 1999 and resigned from her position as Vice President, Governmental Services on May 15, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants during the year ended December 31, 2000 to the Named Executive Officers.

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                   INDIVIDUAL GRANTS                        ANNUAL RATES OF
                                  ----------------------------------------------------        STOCK PRICE
                                  NUMBER OF      % OF TOTAL                                APPRECIATION FOR
                                  SECURITIES   OPTIONS/SAR'S    EXERCISE                    OPTION TERM(2)
                                  UNDERLYING     GRANTED TO     PRICE PER                ---------------------
                                   OPTIONS      EMPLOYEES IN       PER      EXPIRATION
NAME                               GRANTED     FISCAL YEAR(1)     SHARE        DATE         5%          10%
----                              ----------   --------------   ---------   ----------   ---------   ---------
Donna J. Guido..................     5,000             9%         $1.59      12/17/10     $ 5,000     $12,670
James J. Ferry..................    15,000            26%         $1.59      12/17/10     $15,000     $38,011

------------------------

(1) The Company granted 57,500 options to purchase shares of Common Stock to employees during the year ended December 31, 2000.

(2) The dollar amounts are the result of calculations at assumed rates of appreciation from the exercise price until the expiration date of the options and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
  VALUES

    On May 2, 2000, Mr. Kirsch exercised 18,750 options at a price of $1.125 each. No other options were exercised by Named Executive Officers in 2000.

    BOARD COMPENSATION

    Non-employee Directors receive $500 per board or committee meeting attended and are reimbursed for out-of-pocket expenses incurred for attendance at meetings. The Special Committee members of the Board of Directors receive a fee of $1,500 per week. All non-employee Directors also receive a $10,000 annual retainer paid quarterly in arrears. On May 17, 1995, the stockholders approved a non-employee Director stock option plan and amended that plan on May 20, 1998. Pursuant to that plan, each non-employee Director receives an option to purchase 2,500 shares of the Company's Common Stock each January 15th with a maximum of 10,000 shares per Director. The option is priced at market on the date of the grant. New Non-Employee Directors receive an option to purchase 2,500 shares of Common Stock on the date of their appointment.

EMPLOYMENT AGREEMENTS

    The Company is party to a three-year employment agreement ("the Agreement") with Mr. Kirsch which expires December 31, 2001. The Agreement provides for
Mr. Kirsch to receive an annual base salary of $177,500 in 1999, $187,500 in 2000, and $202,500 in 2001, an incentive bonus of up to 125% of base salary, based upon Mr. Kirsch meeting certain performance objectives established by the Board, health insurance, disability insurance, a car allowance and term life insurance. If the Company terminates the Agreement for reasons other than cause (e.g., the employee's death or disability, willful misconduct, or fraud, or upon Mr. Kirsch's continued failure to perform his duties as set forth in the Agreement), or if the Company gives Mr. Kirsch cause to resign (e.g., assignment of duties inconsistent with his position, non-payment of salary, moving his place of employment more than 60 miles from Providence, Rhode Island or change of control not approved by the Board of Directors), Mr. Kirsch is entitled to receive severance. The severance Mr. Kirsch may receive is his base salary as provided in his Employment Agreement, until the later of December 31, 2001 or twelve (12) months from the effective date of such termination, plus the maximum annual bonus payable for the year in which the termination occurred. If the Company does not offer Mr. Kirsch a new employment agreement with at least as favorable terms as those contained in the Agreement, he is also entitled to receive severance. The Agreement further provides that Mr. Kirsch may not compete with the Company for a period of one year following the termination of his employment, or longer depending on the nature and timing of the termination.

CERTAIN BUSINESS RELATIONSHIPS

    None.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's Executive Officers and Directors, and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, all
Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than 10% stockholders were satisfied, except one report was filed late for Kenneth C. Kirsch, Chairman, President and Chief Executive Officer for the purchase of 2,000 shares of the Company's Common Stock and the exercise of 18,750 options to purchase the Company's Common Stock. In addition, Owen S. Crihfield and Thomas J. Berardino, both Directors, each filed one report late for the initial statement of beneficial ownership of securities.

                               PERFORMANCE GRAPH

    The following graph demonstrates the cumulative total return to stockholders of the Company's Common Stock during the previous five years in comparison to the cumulative total return on the NASDAQ Stock Market (US) and the NASDAQ Computer and Data Processing Services Stocks Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   12/31/95  12/31/96  12/30/97  12/29/98  12/31/99  12/31/00
Network Six, Inc.                                       100       6.5        23      30.5        27        12
Nasdaq Computer & Data Processing Services Stocks
Index                                                   100    123.41    151.61    270.52    594.39    274.91
Nasdaq Stock Market Index (US)                          100    123.04    150.69    212.51    394.92    237.62

                         STOCKHOLDER PROPOSALS FOR THE
                      2002 ANNUAL MEETING OF STOCKHOLDERS

    Any stockholder who wishes to present a proposal for consideration at the Company's Annual Meeting of Stockholders to be held in 2002 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the Company's 2002 Annual Meeting, the stockholder must submit such proposal in writing to the Company so that it is received not later than December 31, 2001. Such proposals should be addressed to: Secretary, Network Six, Inc., 475 Kilvert Street, Warwick, Rhode Island, 02886.

                                 OTHER MATTERS

    The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such other matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such other matters and with respect to matters incident to the conduct of the Meeting.

    A copy of the Company's 2000 Annual Report to Stockholders is being mailed with this Proxy Statement. Additional copies of the Annual Report and the Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying proxy may be obtained from the Company.

    A list of stockholders of record entitled to be present and vote at the Meeting will be available at the offices of the Company, 475 Kilvert Street, Warwick, Rhode Island 02886, for inspection by the stockholders during regular business hours from July 13, 2001 to the date of the Meeting and will be available during the Meeting for inspection by stockholders who are present.

    In order to assure the presence of the necessary quorum at the Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the proxy will not prevent your attending the Meeting and voting in person, should you so desire.

                                          By Order of the Board of Directors,
                                          Kenneth C. Kirsch
                                          Chairman, President and Chief
                                          Executive Officer

April 27, 2001

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE



--------------------------------------------      1. To elect the following Directors of the Company:
            NETWORK SIX, INC.                                                                         For All    With-     For All
--------------------------------------------                                                          Nominees   held       Except
                                                            (01) Kenneth C. Kirsch
                                                              (02) Donna J. Guido                        / /      / /        / /
                                                              (03) Henry N. Huta
                                                             (04) Edward J. Braks

Mark box at right if an address change or
comment has been noted on the reverse side  / /     NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark
of this card.                                       the "For All Except" box and strike a line through the nominee(s) name(s).
                                                    Your shares will be voted for the remaining nominee(s).
CONTROL NUMBER:
RECORD DATE SHARES:                                                                                      For    Against    Abstain
                                                  2. To consider and act upon any other matters which
                                                     may properly come before the Meeting or any         / /      / /        / /
                                                     adjournment thereof.

                                              ------------------
Please be sure to sign and date this Proxy.   Date
----------------------------------------------------------------


-----Stockholder sign here-------------Co-owner sign here-------

DETACH CARD                                                                                                            DETACH CARD


                               NETWORK SIX, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, August 15, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Kenneth C. Kirsch
Network Six, Inc.

                              NETWORK SIX, INC.

                    476 Kilvert Street, Warwick RI 02886
                               (401) 732-8000
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held August 15, 2001

KNOW ALL MEN BY THESE PRESENT, that I (we) the undersigned stockholder(s) in NETWORK SIX, INC., do hereby appoint Kenneth C. Kirsch, James J. Ferry and Dana H. Gaebe, or any one of them, my (our) true and lawful Attorneys, with the power of substitution for me (us) and in my (our) name, to vote at the meeting of the stockholders of said Network Six, Inc. to be held at 3:00 p.m. local time on August 15, 2001 at the Crowne Plaza Hotel at the Crossings, 801 Greenwich Avenue, Warwick, Rhode Island for the purposes listed on the reverse.

The Board of Directors has fixed the close of business June 29, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof.

If you are unable to attend the meeting, you are requested to complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope so that your shares will be represented.

-------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

____________________________________      ____________________________________

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